Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2011
Commitments and Contingent Liabilities [Abstract]
Commitments and Contingent Liabilities
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note J - Commitments and Contingent Liabilities

   The Bank is a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit, standby letters of credit and financial guarantees. The Bank’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit, and financial guarantees written, is represented by the contractual amount of those instruments. The Bank uses the same credit policies in making commitments and conditional obligations as it does for instruments recorded on the balance sheet.

Following is a summary of such commitments at December 31:

	2011	2010
Fixed rate	$1,456	$941
Variable rate	54,860	47,843

Standby letters of credit	5,486	5,163

    The interest rate on fixed-rate commitments ranged from 3.13% to 7.38% at December 31, 2011.

    Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Standby letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer’s credit worthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Bank upon extension of credit, is based on management’s credit evaluation of the counterparty. Collateral held varies but may include accounts receivable, inventory, property, plant and equipment and income-producing commercial properties.

    The Company participates as a facilitator of tax refunds pursuant to a clearing agreement with a third-party tax software provider. The clearing agreement is effective through December 31, 2015 and is renewable in 5-year increments. The agreement requires the Bank to process electronic refund checks (“ERC’s”) and electronic refund deposits (“ERD’s”) presented for payment on behalf of taxpayers containing taxpayer refunds. The Bank will, in turn, receive a fee paid by the third-party tax software provider for each transaction that is processed. The agreement is subject to termination if the Bank fails to perform the required clearing services and/or the Bank’s regulators would require the Bank to cease offering the product presented within the agreement.

There are various contingent liabilities that are not reflected in the financial statements, including claims and legal actions arising in the ordinary course of business. In the opinion of management, after consultation with legal counsel, the ultimate disposition of these matters is not expected to have a material effect on financial condition or results of operations.